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                                                                    Exhibit 10.2


                      AMENDMENT NO. 2, CONSENT AND WAIVER

                          Dated as of October 11, 2002

                                       to

                  FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

                           Dated as of July 12, 2002

                  This Amendment No. 2, Consent and Waiver (this "Amendment") dated as of October 11, 2002 is entered into among TMAS/ASI, INC., an Arkansas corporation formerly known as Aerocell Structures, Inc. ("Aerocell"), TRIAD INTERNATIONAL MAINTENANCE CORPORATION, a Delaware corporation ("TIMCO"), AIRCRAFT INTERIOR DESIGN, INC., a Florida corporation ("Design"), and TIMCO ENGINE CENTER, INC., a Delaware corporation ("Engine Center") (Aerocell, TIMCO, Design and Engine Center being collectively referred to as the "Borrowers"), and TIMCO AVIATION SERVICES, INC., a Delaware corporation ("Parent"), AVIATION SALES DISTRIBUTION SERVICES COMPANY, a Delaware corporation ("Distribution"), AVS/M-2, INC., a Delaware corporation ("Kratz-Wilde"), WHITEHALL CORPORATION, a Delaware corporation ("Whitehall"), AVS/M-3, INC., an Arizona corporation ("Apex"), AVS/CAI, INC., a Florida corporation ("Caribe"), AVIATION SALES LEASING COMPANY, a Delaware corporation ("Leasing"), AVIATION SALES PROPERTY MANAGEMENT CORP., a Delaware corporation ("Property Management"), AVS/M-1, INC., a Delaware corporation ("Manufacturing"), AVSRE, L.P., a Delaware limited partnership ("AVSRE"), HYDROSCIENCE, INC., a Texas corporation ("Hydroscience"), TIMCO ENGINEERED SYSTEMS, INC., a Delaware corporation ("Engineered Systems") (Parent, Distribution, Kratz-Wilde, Whitehall, Apex, Caribe, Leasing, Property Management, Manufacturing, AVSRE, Hydroscience and Engineered Systems being collectively referred to as the "Guarantors"), the "Lenders" (as defined in the Credit Agreement identified below) a party hereto and Citicorp USA, Inc., in its capacity as agent for the Lenders and the "Issuing Banks" (as defined in the Credit Agreement identified below) (in such capacity, the "Agent"). Capitalized terms used herein without definition are used herein as defined in the Credit Agreement.

                            PRELIMINARY STATEMENTS:

                  WHEREAS, Borrowers, Parent, the Agent and certain financial institutions, as Lenders and Issuing Banks, are parties to that certain Fifth Amended and Restated Credit Agreement dated as of July 12, 2002 (as amended, supplemented or otherwise modified through the date hereof, the "Credit Agreement");

                  WHEREAS, the Parent and Borrowers have requested that the Requisite Lender consent to the Parent's purchase of all of the issued and outstanding Capital Stock of Brice Manufacturing Company, Inc., a California corporation ("Brice") from Ducommun Incorporated (the "Brice Acquisition"), and that certain amendments to the Credit Agreement be made in connection therewith;


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                  WHEREAS, the Agent and the Requisite Lenders have agreed to consent to the Brice Acquisition and to amend the Credit Agreement in certain respects, in each case on the terms and conditions set forth herein;

                  NOW, THEREFORE, the parties hereto hereby agree as follows:

         SECTION 1. Amendments to the Credit Agreement. Upon the "Amendment Effective Date" (as defined in Section 3 below), the Credit Agreement is hereby amended as follows:

         1.1 Section 1.01 of the Credit Agreement is hereby amended as follows:

                  (a) The definition of "Aerocell" is amended and restated in its entirety to read as follows:

                                    "Aerocell" shall means TMAS/ASI, INC., an
                  Arkansas corporation formerly known as Aerocell Structures, Inc.

                  (b) The following definition of "Brice" is added in proper alphabetical order:

                                    "Brice" shall mean Brice Manufacturing
                   Company, Inc., a California corporation.

                  (c) The following definition of "Keepwell Agreement" is added in proper alphabetical order:

                                    "Keepwell Agreement" shall mean that
                  certain Keepwell Agreement dated as of the Second Amendment Effective Date executed by LJH, Ltd. in favor of the Holders, acknowledged by the Agent, the Parent and Brice.

                  (d) The following definition of "LJH Intercreditor Agreement" is added in proper alphabetical order:

                                    "LJH Intercreditor Agreement" shall mean
                  that certain Intercreditor Agreement dated as of the Second Amendment Effective Date to which the Agent, Citicorp USA, Inc., and LJH, Ltd. are parties, acknowledged by the Parent.

                  (e) The following definition of "LJH Note" is added in proper alphabetical order:

                                    "LJH Note" shall mean, collectively, (i)
                  that certain promissory note in the original principal amount of $1,300,000 dated as of the Second Amendment Effective Date executed by the Parent in favor of LJH, Ltd. and (ii) such additional or substitute promissory notes executed by the Parent in favor of LJH, Ltd. after the Second Amendment Effective Date as may delivered from time to time to increase the original principal amount set forth in clause (i) above to reflect payments made pursuant to the Keepwell Agreement, in each case the


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

                  obligations under which are subordinated in right of payment to the Obligations pursuant to the LJH Intercreditor Agreement.

                  (f) The definition of "Loan Documents" is hereby amended to add a reference to "the Keepwell Agreement," immediately following the reference therein to "the Notes,".

                  (g) The following definition of "Second Amendment Effective Date" is added in proper alphabetical order:

                                    "Second Amendment Effective Date" shall
                  mean the "Amendment Effective Date" under (and as defined in) the Second Amendment dated as of October 11, 2002 to Fifth Amended and Restated Credit Agreement dated as of July 12, 2002 among the Borrowers, the Guarantors, the Agent and the Lenders.

         1.2 Section 2.03 of the Credit Agreement is hereby amended as follows:

                  (a)      to delete "or" at the end of clause (b) thereof;

                  (b) to delete the period at the end of clause (c) thereof and to substitute "; or" in lieu thereof; and

                  (c)      to add the following as clause (d) thereof:

                                    "(d)     provide a deposit, in escrow or
                           otherwise, or cash collateral for any obligation under the LJH Note or make any payment of Indebtedness incurred under or in connection with the LJH Note (other than as permitted by the LJH Intercreditor Agreement)."

         1.3 The following subsection (x) is added at the end of Section 4.01(b) of the Credit Agreement:

                           "(x)     Payments under the Keepwell Agreement. To
         the extent that any Revolving Loans are outstanding, all payments required to be made under the Keepwell Agreement shall be applied to such Revolving Loans until paid in full (without reduction of the Revolving Credit Commitment). In the event any balance of such payment remains after application as aforesaid, the same shall be remitted to Brice in accordance with the Keepwell Agreement."

         1.4 Section 7.01(a)(i) of the Credit Agreement is hereby amended to add the following as the second sentence thereof:

                  "Brice is a corporation duly organized, validly existing and in good standing under the laws of the State of California and of each other jurisdiction in which failure to be so qualified and in good standing will result, or is reasonably likely to result, in a Material Adverse Effect."


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

         1.5 Section 7.01(b)(iv) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                           "(iv) Each of the BofA Documents, the TROL Documents
                  and the LJH Note to which any Borrower or any Guarantor is a party is in full force and effect. No material term or condition of any BofA Document has been amended, modified or waived from the terms and conditions contained therein as delivered to the Agent, without the prior written consent of the Requisite Lenders and no default or breach of any covenant thereunder by any party thereto exists. No material term or condition of the LJH Note has been amended, modified or waived from the terms and conditions contained therein as delivered to the Agent, without the prior written consent of the Requisite Lenders (other than increases in the principal amount thereof as contemplated by the definition of "LJH Note") and no default or breach of any covenant thereunder by the Parent exists. Since the Effective Date, no amendment or other modification of any TROL Document has been effected which would have the effect of shortening the tenor of the obligations thereunder, increasing the pricing associated with such obligations (other than due to Transaction Costs otherwise permitted under the terms of this Agreement), accelerating the scheduled payments due thereunder, or modifying the prepayment requirements thereunder without the prior written consent of the Requisite Lenders and no default or breach of any covenant thereunder by any party thereto has occurred and is continuing without cure or waiver.

         1.6 Section 7.01(d)(ii) of the Credit Agreement is hereby amended to add a reference to "the LJH Note," immediately following the reference therein to "the BofA Documents,".

         1.7 Section 8.01(a)(B) of the Credit Agreement is hereby amended to add the following phrase immediately prior to the period at the end thereof:

                  ", together with a calculation in reasonable detail of the amount of the "Brice Cash Shortfall" (as defined in the Keepwell Agreement) for such month and a reconciliation of such amount with the financial statements delivered pursuant to this Section 8.01(a) for such month and, in the case of such financial statements for October 2002, a statement of the transaction costs associated with the acquisition of Brice"

         1.8 Section 8.13 of the Credit Agreement is hereby amended as follows:

                  (a) to add a reference to "the LJH Note," immediately following the reference therein to "BofA Note Documents,"; and

                  (b) to delete in its entirety the reference therein "or BofA Note Document" immediately prior to the period at the end thereof and to substitute in lieu thereof "BofA Note Document, or the LJH Note (including, without limitation, all additional or substitute notes delivered due to the making of payments under the Keepwell Agreement as described in the definition of "LJH Note")".


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

         1.9 Section 10.01(c) of the Credit Agreement is hereby amended by adding the phrase "the LJH Note (including, without limitation, all additional or substitute notes delivered due to the making of payments under the Keepwell Agreement as described in the definition of "LJH Note", provided, that no payments in respect of the LJH Note or such additional or substitute notes shall be made which are not expressly permitted by the LJH Intercreditor Agreement)," immediately following the reference therein to "the Quevedo Note,".

         1.10 Section 10.01(l) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                           "(l) Indebtedness arising from intercompany loans
                  from a Borrower to any Subsidiary of such Borrower which is a Guarantor or from a Borrower to any other Borrower, or from Parent to Brice; provided, that such Indebtedness is subordinated to the Obligations on terms and subject to agreements satisfactory to the Agent; provided, further, that no intercompany loans may be made to Brice by any Borrower or Guarantor other than the Parent and the aggregate principal amount of such intercompany loans shall not at any time exceed an amount equal to the sum of (i) $300,000, plus (ii) the principal amount of the LJH Note at such time (less that portion of the LJH Note which was used to pay the purchase price for the Capital Stock of Brice pursuant to the Stock Purchase Agreement referred to in Section 10.04(e) or to reimburse transaction costs associated therewith, as set forth in the statement required to be delivered with the October 2002 monthly financials pursuant to Section 8.01(a)(B))".

         1.11 Section 10.01(m) of the Credit Agreement is hereby amended by adding the following proviso immediately prior to the period at the end thereof:

                  "provided, however, that such Indebtedness shall not include any intercompany Indebtedness from any Borrower or any Guarantor to Brice"

         1.12 Section 10.04(e) of the Credit Agreement is hereby amended by deleting in its entirety the reference to "intentionally omitted" therein and substituting the following in lieu thereof:

         1.13 "the acquisition by the Parent of the Capital Stock of Brice on the Second Amendment Effective Date pursuant to that certain Stock Purchase Agreement dated as of October 2, 2002, between Ducommun Incorporation and the Parent and the payment of the purchase price as set forth therein, provided, that such purchase price and all transaction costs associated with such acquisition are funded solely with the proceeds of the LJH Note on the Second Amendment Effective Date or, in the case of such transaction costs, not later than 10 days after the delivery of the "Monthly Financials" (as defined in the Keepwell Agreement) for October 2002."

         1.14 Section 10.06(a) of the Credit Agreement is hereby amended to and the following immediately prior to the semi-colon at the end thereof:


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                  "and (v) its obligations in respect of Permitted Payments (as defined in the LJH Intercreditor Agreement) under the LJH
                  Note"

         1.15 Section 10.14(c) of the Credit Agreement is hereby amended to insert the phrase "the LJH Note, except as described in Section 7.01(b)(iv)," immediately following the second reference therein to "Section 7.01(b)(iv),".

         1.16 Section 10.17(c) of the Credit Agreement is hereby amended to insert "Brice," immediately following the reference therein to "Caribe,".

         1.17 Section 11.05 of the Credit Agreement is hereby amended to add the following proviso immediately before the period at the end thereof:

                  "provided, however, that for the December 31, 2002 determination date for the covenants set forth in Sections
                  11.01 and 11.03, EBITDA of Brice for the applicable period ending on such determination date shall be excluded from the calculations thereof"

         1.18 Section 12.01 of the Credit Agreement is hereby amended to add the following subsection (p) at the end thereof:

                                    "(p) Keepwell Agreement; LJH Note. At any
                  time, for any reason, (i) LJH, Ltd. fails to make any payment when due pursuant to the Keepwell Agreement; (ii) any representation or warranty made by LJH, Ltd. under the Keepwell Agreement shall be false or misleading in any material respect; (iv) LJH, Ltd. shall default in the performance of or compliance with any term contained in
                  Section 21 of the Keepwell Agreement and, in the case of subsections (d) and (f) thereof, such default shall continue until the earlier of (A) thirty (30) days after LJH, Ltd. has knowledge thereof and (B) 15 days after receipt of notice of such default from the Agent; (iii) the Keepwell Agreement ceases to be in full force and effect or LJH, Ltd. seeks to terminate, revoke or repudiate its obligations thereunder; or
                  (iv) the holder of the LJH Note shall initiate any action contrary to the terms of the LJH Intercreditor Agreement or raise any defense to any of the terms thereof."

         1.19 Schedules 7.01-A, 7.01-C and 7.01-X to the Credit Agreement are hereby amended and restated in their entirety with the schedules attached hereto as Exhibits A, B and C, respectively.

         SECTION  2. Consents; Waiver; Post-Closing Deliveries.

         2.1 Upon the Amendment Effective Date, the Requisite Lenders hereby consent to the Brice Acquisition on the terms set forth in the Stock Purchase Agreement dated as of October 2, 2002, between Ducommun and the Parent attached hereto as Exhibit D, provided, that the payment of the purchase price as set forth therein and all transaction costs associated with such acquisition are funded solely with the proceeds of the LJH Note on the Amendment Effective Date or, in the case of such transaction costs, not later than 10 days after the delivery of the "Monthly Financials" (as defined in the Keepwell Agreement) for October 2002. In addition, the


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Requisite Lenders consent, for a period not to exceed 60 days after the
Amendment Effective Date, to the receipt of checks and other payments in respect of Collateral to a lockbox with Bank of America, provided, that Bank of America promptly forwards such checks and other payments (in the form received) to a lockbox in the control of the Agent.

         2.2 Upon the Amendment Effective Date, the Requisite Lenders hereby waive the provisions of Section 9.14 of the Credit Agreement in respect of (and solely in respect of) the failure of the Parent and Brice to obtain a landlord waiver from each landlord for any premises on which Brice maintains at least $250,000 of Inventory as of the Amendment Effective Date; provided, however, that such landlord waiver(s) shall be delivered to the Agent not later than 60 days after the Amendment Effective Date.

         2.3 Within 30 days after the Amendment Effective Date, the Agent shall have received a legal opinion from counsel for LJH, Ltd. with respect to matters of Texas and New York law pertaining to LJH, Ltd. and the Keepwell Agreement, in form and substance satisfactory to the Agent and the Requisite Lenders.

         2.4 Within 5 Business Days after the Amendment Effective Date, the Agent shall have received the acknowledgement of Don Sanders to the Addendum to Amended and Restated Security Agreement described on Exhibit E attached hereto and, until such acknowledgement is received, the Borrowers and the Guarantors hereby covenant and agree that Sanders shall not have a security interest in any asset of Brice, and the Borrowers and Guarantors hereby represent and warrant that no such security interest has been granted as of the date hereof.

         2.5 Within 3 Business Days after the Amendment Effective Date, the Agent shall have received such financial statements of LJH, Ltd. as the Agent may reasonably request.

         2.6      The failure to comply with any of the provisions of this
Section 2 shall constitute an automatic Event of Default under the Credit Agreement (without the benefit of any grace period).

         SECTION 3. Conditions Precedent. This Amendment shall become effective as of the date hereof (the "Amendment Effective Date") upon the satisfaction of the following conditions precedent:

         3.1      The Agent shall have received:

                  (a) a facsimile or original executed copy of this Amendment executed by the Parent, each Borrower, the Guarantors, the Requisite Lenders and the Agent;

                  (b) corporate resolutions of the Parent, Borrowers and Guarantors (including Brice) authorizing the execution and delivery of this Amendment and all instruments and documents required to be executed and delivered in connection herewith;

                  (c) the Loan Documents and other agreements, documents, instruments, certificates and legal opinions set forth on Exhibit E attached hereto and made a part hereof, in form and substance satisfactory to the Agent and the Requisite Lenders;


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                  (d)      all agreements, documents and instruments delivered
         to the obligees under the TROL Documents as a result of the Brice Acquisition or this Amendment, in form and substance satisfactory to the Agent and the Requisite Lenders;

                  (e) all agreements, documents and instruments delivered to the obligees under the BofA Note and guaranties executed and delivered in connection therewith as a result of the Brice Acquisition or this Amendment, in form and substance satisfactory to the Agent and the Requisite Lenders;

                  (f) all agreements, documents and instruments delivered to the obligees under the Subordinated Notes Documents as a result of the Brice Acquisition or this Amendment, in form and substance satisfactory to the Agent and the Requisite Lenders; and

                  (g) payment of the expenses of the Agent in the amount identified on Exhibit F attached hereto and made part hereof.

3.2 After giving effect to this Amendment and the consummation of the Brice Acquisition,

                  (a) no "Potential Event of Default" or "Event of Default" shall have occurred and be continuing under the terms of the Credit Agreement, TROL Documents, Indenture under which the Senior Subordinated Notes have been issued, or BofA Note, in each instance, as amended or supplemented through the date of this Amendment, and no "Change of Control" (as defined in such Indenture) shall have occurred,

                  (b) no holder of the Senior Subordinated Notes, the trustee under the Indenture under which the Senior Subordinated Notes were issued, any obligee under the TROL Documents (or Person acting on any such obligee's behalf) or any other agent or lender under any credit facility for the Borrowers or Guarantors shall have commenced the exercise of any remedies with respect to any default or event of default with respect thereto.

         SECTION  4. Representations and Warranties; Reaffirmation.

         4.1 Parent and each of the Borrowers hereby represents and warrants that this Amendment and the Credit Agreement as previously executed and delivered and as amended hereby constitute legal, valid and binding obligations of the Parent and the Borrowers and are enforceable against the Parent and the Borrowers in accordance with their terms.

         4.2 After giving effect to this Amendment and the consummation of the Brice Acquisition, no Event of Default or Potential Event of Default exists or would result from any of the transactions contemplated by this Amendment. No event of default or default has occurred and is continuing under the terms of
(a) any of the TROL Documents, (b) under any of the agreements and documents executed with respect to the Senior Subordinated Notes or under which the Senior Subordinated Notes have been issued, or (c) under any of the agreements and documents executed with respect to the BofA Note.


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         4.3      The Brice Acquisition has been consummated in accordance with all applicable Requirements of Law. Brice does not maintain Inventory of $250,000 or more with any bailee or consignee. For purposes of Section 10.15 of the Credit Agreement, Borrowers and Guarantors hereby notify the Agent and the Lenders that Brice has opened disbursement account number 38665294 with Citibank, N.A. and also has opened lockbox number 2993 in the name of Citibank, N.A. f/a/o Brice Manufacturing Company in connection therewith, such lockbox being covered by the Collection Account Agreement executed by Brice on the Amendment Effective Date. All sales of Inventory between Brice, on the one hand, and any Borrower or any Guarantor, on the other hand, have been and will be on terms no less favorable to such Borrower or Guarantor than those that might be obtained in an arm's length transaction at the time from Persons who are not Affiliates of the Borrowers and the Guarantors. Each of the Borrowers and Guarantors acknowledge that the Brice Acquisition is a "transaction contemplated by the Loan Documents" for all purposes of the Loan Documents.

         4.4 Parent, each of the Borrowers and each of the Guarantors hereby reaffirm all covenants, representations and warranties made by it, and all Obligations owing by it, pursuant to the Credit Agreement (to the extent the same are not amended hereby), the Notes and the other Loan Documents to which it is a party and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the date this Amendment becomes effective (unless a representation and warranty is stated to be given on and as of a specific date, in which case such representation and warranty shall be true, correct and complete as of such date).

         SECTION  5. Reference to and Effect on the Credit Agreement.

         5.1 Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby, each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

         5.2 Except as specifically amended or agreed above, the Credit Agreement, the Notes and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

         5.3 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or Issuing Bank or the Agent under the Credit Agreement, the Notes or any of the other Loan Documents, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

         SECTION  6. Release.

         6.1 The Borrowers and the Guarantors acknowledge that they have no existing defense, counterclaim, offset, cross-complaint, claim or demand of any kind or nature whatsoever that can be asserted to reduce or eliminate all or any part of the Obligations. In consideration for the execution of this Amendment, each Borrower and each


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Guarantor hereby releases and forever discharges the Agent and the other
Holders and Citicorp USA, Inc., as holder of the Supplemental Term Loan Warrant, and all of their respective officers, directors, employees, Affiliates and agents (collectively, the "Released Parties") from any and all actions, causes of action, debts, dues, claims, demands, liabilities and obligations of every kind and nature, both in law and in equity, known or unknown, whether heretofore or now existing, liquidated or unliquidated, matured or unmatured, fixed or contingent (collectively, the "Release Claims"), which might be asserted against any of the Released Parties. This Release applies to all matters arising out of or relating to the Loan Documents, the Supplemental Term Loan Warrant, any Property of any Borrower, any Guarantor, Brice, the Brice Acquisition, any Obligations and this Amendment, commitment letters with respect to other loan facilities, and the lending and borrowing relationships, and (to the extent any Release Claims relating to such deposit relationships are now known to any Borrower or any Guarantor or any of their Subsidiaries) the deposit relationships, between Parent or its Subsidiaries, and Citibank, N.A., the Agent and the Holders, including the administration, collateralization and funding thereof. Each of Parent and each of its Subsidiaries further agrees not to bring any action in any judicial, administrative or other proceeding against the Released Parties, or any of them, alleging any such Release Claim or otherwise arising in connection with any such Release Claim. Without limiting the generality of the foregoing, Parent and its Subsidiaries release any claims they may have for any overpayment of interest or Rent prior to the date hereof, and agree that any such claim shall be deemed a Release Claim for the purpose of this Amendment.

         6.2 It is the intent of the parties that except as otherwise set forth herein, the foregoing release shall be effective as a full and final accord and satisfaction of all claims hereby released and each of Parent and each of its Subsidiaries hereby agrees, represents and warrants that the matters released herein are not limited to matters which are known or disclosed. In this connection, each of Parent and each of its Subsidiaries hereby agrees, represents and warrants that it realizes and acknowledges that factual matters now existing and unknown to it may have given or may hereafter give rise to Release Claims, which are presently unknown, unsuspected, unliquidated, unmatured and/or contingent, and it further agrees, represents and warrants that this release has been negotiated and agreed upon in view of that realization. Nevertheless, Parent and its Subsidiaries hereby intend to release, discharge and acquit the Released Parties of and from any such unknown, unsuspected, unliquidated, unmatured and/or contingent Release Claims, which are in any way set forth in or related to the matters identified above in this Section 6. Parent and its Subsidiaries hereby explicitly waive the benefits of any common law or statutory rule with respect to the release of such Release Claims.

         6.3 The acceptance and delivery of this Amendment by the Agent and the Requisite Lenders on behalf of the Released Parties shall not be deemed or construed as an admission of liability with respect to the Release Claims or otherwise by the Released Parties, or any of them, and the Released Parties hereby expressly deny liability of any nature whatsoever arising from or related to the subject of the release contained in this Section 6.

         6.4 Each of Parent and each of its Subsidiaries hereby agrees, represents and warrants that: (i) such party has not voluntarily, by operation of law or otherwise, assigned, conveyed, transferred or encumbered, either directly or indirectly, in whole or in part, any right to or interest in any of the Release Claims purported to be released by this Section 6; (ii) such party has had advice of counsel of its own choosing in negotiations for and the preparation of this


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Amendment; and (iii) such party is fully aware of the effect of releases such as that contained in this Section 6.

         SECTION 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

         SECTION 8. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 9. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                  [Remainder of Page Intentionally Left Blank]


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


                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.



Agent and Lenders:
------------------



CITICORP USA, INC.,                             SALOMON BROTHERS HOLDING
as Agent and as a Lender                        COMPANY INC.



By: /s/ Keith Gerding                           By:_____________________________
   ---------------------------                      Name:
     Keith R. Gerding                               Title:
     Title: Vice President

UPS CAPITAL CORPORATION                         ARK CLO 2000-1, LIMITED
                                                By: Patriarch Partners, LLC,
                                                    its Collateral Manager
By: /s/ Charles G. Johnson
   --------------------------                   By: Lynn Tilton
     Name:  Charles G. Johnson                     -----------------------------
     Title: Senior Vice President                   Name:  Lynn Tilton
                                                    Title: Authorized Signatory

Borrowers:
----------

TMAS/ASI, INC. (formerly known as Aerocell
Structures, Inc.)                                            TRIAD INTERNATIONAL MAINTENANCE
                                                             CORPORATION


By:  /s/ C. Robert Campbell                                  By:  /s/ C. Robert Campbell
   --------------------------------------------                 --------------------------------------------
     Robert Campbell                                              Robert Campbell
     Vice President and Chief Financial Officer                   Vice President and Chief Financial Officer


AIRCRAFT INTERIOR DESIGN, INC.                               TIMCO ENGINE CENTER, INC.


By:  /s/ C. Robert Campbell                                  By:  /s/ C. Robert Campbell
   --------------------------------------------                 --------------------------------------------
     Robert Campbell                                              Robert Campbell
     Vice President and Chief Financial Officer                   Vice President and Chief Financial Officer


Guarantors:
-----------

TIMCO AVIATION SERVICES, INC.                                AVIATION SALES DISTRIBUTION
                                                             SERVICES COMPANY



By:  /s/ C. Robert Campbell                                  By:  /s/ C. Robert Campbell
   --------------------------------------------                 --------------------------------------------
     Robert Campbell                                              Robert Campbell
     Vice President and Chief Financial Officer                   Vice President and Chief Financial Officer


AVS/M-2, INC.                                                WHITEHALL CORPORATION


By:  /s/ C. Robert Campbell                                  By:  /s/ C. Robert Campbell
   --------------------------------------------                 --------------------------------------------
     Robert Campbell                                              Robert Campbell
     Vice President and Chief Financial Officer                   Vice President and Chief Financial Officer


AVS/M-3, INC.                                                AVS/CAI, INC.


By:  /s/ C. Robert Campbell                                  By:  /s/ C. Robert Campbell
   --------------------------------------------                 --------------------------------------------
     Robert Campbell                                              Robert Campbell
     Vice President and Chief Financial Officer                   Vice President and Chief Financial Officer


AVIATION SALES LEASING COMPANY                               AVIATION SALES PROPERTY MANAGEMENT CORP.


By:  /s/ Robert Campbell                                     By:  /s/ Robert Campbell
   --------------------------------------------                 --------------------------------------------
     Robert Campbell                                              Robert Campbell
     Vice President and Chief Financial Officer                   Vice President and Chief Financial Officer


AVS/M-1, INC.                                                AVSRE, L.P.
                                                             By: Aviation Sales Property Management
                                                             Corp. as General Partner

By:  /s/ C. Robert Campbell                                  By:  /s/ C. Robert Campbell
   --------------------------------------------                 --------------------------------------------
     Robert Campbell                                              Robert Campbell
     Vice President and Chief Financial Officer                   Vice President and Chief Financial Officer


HYDROSCIENCE, INC.                                           TIMCO ENGINEERED SYSTEMS, INC.


By:  /s/ C. Robert Campbell                                  By:  /s/ C. Robert Campbell
   --------------------------------------------                 --------------------------------------------
     Robert Campbell                                              Robert Campbell
     Vice President and Chief Financial Officer                   Vice President and Chief Financial Officer
